UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): January 10, 2005


                        Commission File Number 001-31921


                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)

                  Delaware                                      48-1135403
 (State or other jurisdiction of incorporation               (I.R.S. Employer
               or organization)                           Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD Disclosure

     Ronald Bryan has been appointed vice president, general manager of sulfate of potash for Compass Minerals International, effective January 15, 2004. He will succeed Steven Wolf in this role. This change will allow Mr. Wolf to devote his full attention to his previously announced new position as senior vice president, strategy and development.


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPASS MINERALS INTERNATIONAL, INC.


Date: January 10, 2005                      /s/ Rodney L. Underdown
                                            ------------------------------------
                                            Rodney L. Underdown
                                            Chief Financial Officer